UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 10, 2015

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 10, 2015, Tonix Pharmaceuticals Holding Corp. (the “Company”) announced additional results from its BESTFIT study, a randomized, double-blind, placebo-controlled Phase 2b clinical trial of Tonmya™ (cyclobenzaprine HCl sublingual tablets, 2.8 mg) in fibromyalgia, presented in three posters entitled:

•	“Bedtime, Rapidly Absorbed Sublingual Cyclobenzaprine (TNX-102 SL) for the Treatment of Fibromyalgia: Results of a Phase 2b Randomized, Double-Blind, Placebo-Controlled Study”;

•	“Relationship of Sleep Quality and Fibromyalgia Outcomes in a Phase 2b, Randomized, Double-Blind, Placebo-Controlled Study of Bedtime, Rapidly Absorbed, Sublingual Cyclobenzaprine (TNX-102 SL)”; and

•	“Responder Compared to Mean Change Analyses in a Fibromyalgia Phase 2b Clinical Study of Bedtime Rapidly Absorbed Sublingual Cyclobenzaprine (TNX-102 SL)” (collectively, the “Posters”).

The Posters were presented at the 2015 American College of Rheumatology / Association of Rheumatology Health Professionals Annual Meeting in San Francisco, CA.

The foregoing description of the Posters is qualified in its entirety by reference to the Posters, copies of which are filed as Exhibits 99.01, 99.02 and 99.03 to, and are incorporated by reference in, this report.

On November 10, 2015, the Company issued a press release announcing the presentation of the Posters. A copy of the press release that discusses this matter is filed as Exhibit 99.04 to, and incorporated by reference in, this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Bedtime, Rapidly Absorbed Sublingual Cyclobenzaprine (TNX-102 SL) for the Treatment of Fibromyalgia: Results of a Phase 2b Randomized, Double-Blind, Placebo-Controlled Study Poster
99.02	Relationship of Sleep Quality and Fibromyalgia Outcomes in a Phase 2b, Randomized, Double-Blind, Placebo-Controlled Study of Bedtime, Rapidly Absorbed, Sublingual Cyclobenzaprine (TNX-102 SL) Poster
99.03	Responder Compared to Mean Change Analyses in a Fibromyalgia Phase 2b Clinical Study of Bedtime Rapidly Absorbed Sublingual Cyclobenzaprine (TNX-102 SL) Poster
99.04	Press Release, dated November 10, 2015, issued by Tonix Pharmaceuticals Holding Corp.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: November 10, 2015	By: /s/ LELAND GERSHELL
Leland Gershell
Chief Financial Officer